EXHIBIT 10.1

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

ADMINISTRATIVE SERVICES AGREEMENT

(formerly called, EPCO Agreement)

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT (this “Amendment”), is entered into on June 1, 2005, but effective as of February 24, 2005 (the “Effective Date”) by and among EPCO, Inc., a Texas corporation, formerly known as Enterprise Products Company (“EPCO”), Enterprise Products Partners L.P., a Delaware limited partnership (“MLP”), Enterprise Products Operating L.P., a Delaware limited partnership (“OLP”), Enterprise Products GP, LLC, a Delaware limited liability company (“Enterprise GP”) and Enterprise Products OLPGP, a Delaware corporation (“Enterprise OLPGP”). Capitalized terms used but not defined herein are used as defined in that certain Second Amended and Restated Administrative Services Agreement, effective October 1, 2004, by and among the foregoing parties (the “Second Amended and Restated Agreement”).

R E C I T A L S

On February 24, 2005, Enterprise GP Holdings L.P., a controlled affiliate of EPCO, acquired all of the membership interests of Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company (“TEPPCO GP”) from Duke Energy Field Services, LLC. TEPPCO GP is the general partner of TEPPCO Partners, L.P., a publicly traded Delaware limited partnership (“TEPPCO Partners”).

The purpose of this Amendment is to amend the Second Amended and Restated Agreement to clarify that TEPPCO GP, TEPPCO Partners and their controlled affiliates are not part of the EPCO Group for purposes of the Second Amended and Restated Agreement.

A G R E E M E N T S

NOW, THEREFORE, in consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	The second recital of the Second Amended and Restated Agreement is hereby amended to read in its entirety as follows:

“The Parties hereto (other than Enterprise OLPGP) originally entered into that certain EPCO Agreement, dated as of July 31, 1998, in connection with the initial public offering of units in MLP, pursuant to which EPCO and its Affiliates (other than the Partnership Entities and the TEPPCO Entities) (collectively, the “EPCO Group”) agreed to provide certain operational and financial support to the Partnership Entities.”

2.	The following definition is hereby added to Attachment I – Defined Terms:

“TEPPCO Entities” shall mean Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company (“TEPPCO GP”), TEPPCO Partners, L.P.,

a Delaware limited partnership (“TEPPCO Partners”) and any Affiliate controlled by TEPPCO GP or TEPPCO Partners (as the term “control” is used in the definition of “Affiliate” in the MLP Agreement).

3.	As amended hereby, the Second Amended and Restated Agreement is in all respects ratified, confirmed and approved and shall remain in full force and effect.
4.

This Amendment shall be subject to and governed by the laws of the State of Texas. Each Party hereto submits to the exclusive jurisdiction of the state and federal courts in the State of Texas and the exclusive venue in Houston, Harris County, Texas. This Amendment, together with the Second Amended and Restated Agreement, constitutes the entire agreement of the Parties relating to the matters contained herein and therein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein. This Amendment may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

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2

IN WITNESS WHEREOF, the Parties have executed this Agreement on June 1, 2005, but effective as of, the Effective Date.

EPCO, INC. (formerly known as Enterprise
Products Company, a Texas corporation

By:	/s/ Richard H. Bachmann
Name:	Richard H. Bachmann
Title:	Executive Vice President and
Chief Legal Officer

ENTERPRISE PRODUCTS PARTNERS L.P.

ENTERPRISE PRODUCTS OPERATING L.P.

ENTERPRISE PRODUCTS GP, LLC,
Individually and as Sole General Partner of Enterprise Products Partners L.P., and

ENTERPRISE PRODUCTS OLPGP, INC.,
Individually and as Sole General Partner of Enterprise Products Operating L.P.

By:	/s/ Michael A. Creel
Michael A. Creel
Executive Vice President and
Chief Financial Officer

Signature Page to
Amendment No. 1